SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                           COMMISSION FILE NO.  0-5486

      Date of Report (Date of earliest event reported):  September 6, 2000

                          Presidential Life Corporation
                  --------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                         13-2652144
        -------------------------          ------------------------
        (State  or  Other  Jurisdiction       (I.R.S.  Employer
        of  Incorporation  or  Organization)   Identification  No.)


                               69 Lydecker Street
                             Nyack, New York  10960
                        --------------------------------
                    (Address of Principal Executive Offices)


                                 (914) 358-2300
                        --------------------------------
                (Issuer's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
               --------------------------------------------------
          (Former name or former address, if changed since last report)

Item  5.  Other  Events
          -------------

         On September 6, 2000, the Board of Directors of Presidential Life Corporation ("Life Corporation")elected the following persons as officers of its wholly-owned subsidiary, Presidential Life Insurance Company ("Insurance Company"):

    Name                        Age            Office
    ----                        ---            ------

    Donald  L.  Barnes           57             President
    Stanley  Rubin               57             Executive  Vice  President
    Charles  J.  Snyder          42             Treasurer
    Kathleen  Dash               44             Secretary

         Herbert Kurz, who previously held the office of President of the Insurance Company, remains as President of the Life Corporation and Chairman of the Board of Directors of the Insurance Company.






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     PRESIDENTIAL  LIFE  CORPORATION


                                     By: /s/ Herbert Kurz
                                         ---------------------------
                                     Name:  Herbert Kurz
                                     Title: President

Dated:  September  8,  2000